                CIT Equipment Collateral - 2005-EF1                 Exhibit 99.2
                            Monthly Servicing Report



                                                                                                 Determination
                                                                                                         Date:       02/16/06
                                                                                            Collection Period:       01/31/06
                                                                                                 Payment Date:       02/21/06

I. AVAILABLE FUNDS

     A.   Available Pledged Revenues

        a.    Scheduled Payments Received                                                                       13,786,454.26
        b.    Liquidation Proceeds Allocated to Owner Trust                                                        138,422.44
        c.    Required Payoff Amounts of Prepaid Contracts                                                       3,806,456.60
        d.    Required Payoff Amounts of Purchased Contracts                                                             0.00
        e.    Proceeds of Clean-up Call                                                                                  0.00
        f.    Investment Earnings on Collection Account and Note
              Distribution Account                                                                                       0.00
                                                                                                                --------------

                                                     Total Available Pledged Revenues =                         17,731,333.30

     B.   Determination of Available Funds

        a.    Total Available Pledged Revenues                                                                  17,731,333.30
        b.    Servicer Advances                                                                                    782,963.09
        c.    Recoveries of  prior Servicer Advances                                                            (1,187,878.49)
        d.    Withdrawal from Reserve Account                                                                            0.00
        e.    Receipt from Class A-4 Swap Counterparty                                                              23,242.51
                                                                                                                --------------

                                                     Total Available Funds =                                    17,349,660.41




II. DISTRIBUTION AMOUNTS

     A.   COLLECTION ACCOUNT DISTRIBUTIONS

         1. Servicing Fee                                                                                          310,391.14

         2.   Class A-1 Note Interest Distribution                                 175,236.12
              Class A-1 Note Principal Distribution                             15,128,522.85
                              Aggregate Class A-1 distribution                                                  15,303,758.97

         3.   Class A-2 Note Interest Distribution                                 404,916.67
              Class A-2 Note Principal Distribution                                      0.00
                              Aggregate Class A-2 distribution                                                     404,916.67

         4.   Class A-3 Note Interest Distribution                                 696,150.00
              Class A-3 Note Principal Distribution                                      0.00
                              Aggregate Class A-3 distribution                                                     696,150.00

         5.   Class A-4 Note Interest Distribution                                 330,589.33
              Class A-4 Note Principal Distribution                                      0.00
                              Aggregate Class A-4 distribution                                                     330,589.33

         6.   Class B Note Interest Distribution                                    48,599.35
              Class B Note Principal Distribution                                        0.00
                                Aggregate Class B distribution                                                      48,599.35

         7.   Class C Note Interest Distribution                                    79,865.83
              Class C Note Principal Distribution                                        0.00
                                Aggregate Class C distribution                                                      79,865.83

         8.   Class D Note Interest Distribution                                    90,222.12
              Class D Note Principal Distribution                                        0.00
                                Aggregate Class D distribution                                                      90,222.12

         9.   Payment due to the Class A-4 Swap Counterparty                                                             0.00

        10.   Deposit to the Reserve Account                                                                             0.00

        11.   To the holder of the equity certificate                                                               85,167.00
                                                                                                                --------------


                                                     Collection Account Distributions =                         17,349,660.41
                                                                                                                ==============

     B.   RESERVE ACCOUNT DISTRIBUTIONS

         1.   Withdrawal from the Reserve Account                                                                        0.00

         2.   Release of Excess from the Reserve Account                                                            37,921.55
                                                                                                                --------------

                                                     Reserve Account Distributions =                                37,921.55
                                                                                                                ==============


                                                                                                                --------------
     C.   INCORRECT DEPOSITS                                                                                             0.00
                                                                                                                ==============


III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

              ---------------------------------- -------------------- ---------------------- ------------------- -------------------
                        Distribution                  Class A-1             Class A-2            Class A-3           Class A-4
                          Amounts                       Notes                 Notes                Notes               Notes
              ---------------------------------- -------------------- ---------------------- ------------------- -------------------
         1.             Interest Due                      175,236.12             404,916.67          696,150.00          330,589.33
         2.            Interest Paid                      175,236.12             404,916.67          696,150.00          330,589.33
         3.          Interest Shortfall                         0.00                   0.00                0.00                0.00
                      ((1) minus (2))
         4.            Principal Paid                  15,128,522.85                   0.00                0.00                0.00

         5.      Total Distribution Amount             15,303,758.97             404,916.67          696,150.00          330,589.33
                       ((2) plus (4))


              ---------------------------------- -------------------- ---------------------- ------------------- -------------------
                        Distribution                   Class B               Class C              Class D          Total Offered
                          Amounts                       Notes                 Notes                Notes               Notes
              ---------------------------------- -------------------- ---------------------- ------------------- -------------------
         1.             Interest Due                       48,599.35              79,865.83           90,222.12        1,825,579.42
         2.            Interest Paid                       48,599.35              79,865.83           90,222.12        1,825,579.42
         3.          Interest Shortfall                         0.00                   0.00                0.00                0.00
                      ((1) minus (2))
         4.            Principal Paid                           0.00                   0.00                0.00       15,128,522.85

         5.      Total Distribution Amount                 48,599.35              79,865.83           90,222.12       16,954,102.27
                       ((2) plus (4))


IV. Information Regarding the Securities

     A    Summary of Balance Information

              ------------------- -------------------- ---------------------- ------------------- ------------------- --------------

                                      Applicable         Principal Balance       Class Factor     Principal Balance   Class Factor
                    Class               Coupon                Feb-06                Feb-06              Jan-06           Jan-06
                                         Rate              Payment Date          Payment Date        Payment Date     Payment Date

              ------------------- -------------------- ---------------------- ------------------- ------------------- --------------

         a.    Class A-1 Notes          3.8520%                36,050,249.92       0.23717             51,178,772.77     0.33670
         b.    Class A-2 Notes          4.3000%               113,000,000.00       1.00000            113,000,000.00     1.00000
         c.    Class A-3 Notes          4.4200%               189,000,000.00       1.00000            189,000,000.00     1.00000
         d.    Class A-4 Notes          4.5300%                82,100,000.00       1.00000             82,100,000.00     1.00000
         e.     Class B Notes           4.7100%                12,382,000.00       1.00000             12,382,000.00     1.00000
         f.     Class C Notes           4.7800%                20,050,000.00       1.00000             20,050,000.00     1.00000
         g.     Class D Notes           5.1000%                21,228,735.00       1.00000             21,228,735.00     1.00000

         h.       Total Offered Notes                         473,810,984.92                          488,939,507.77


V. PRINCIPAL

     A.   MONTHLY PRINCIPAL AMOUNT


         1.   Principal Balance of Notes and Equity
              Certificates(End of Prior Collection Period)                                  488,939,507.77
         2.   Contract Pool Principal Balance (End of Collection Period)                    481,880,761.37
                                                                                        -------------------

                                Total monthly principal amount                                7,058,746.40



VI.CONTRACT POOL DATA

     A.   CONTRACT POOL CHARACTERISTICS

                                                                      -------------------- ------------------- -------------------
                                                                          Original               Feb-06              Jan-06
                                                                            Pool              Payment Date        Payment Date
                                                                      -------------------- ------------------- -------------------

         1.   a. Contract Pool Principal Balance (active contracts)        589,760,735.00      480,936,408.10      495,984,671.78
              b.  Positive Rent Due (active contracts)                                           2,167,311.85        2,572,227.25
                                                                      -------------------- ------------------- -------------------
              c.  Required Payoff Amount (active contracts)                589,760,735.00      483,103,719.95      498,556,899.03

              d. Required Payoff Amount (unliquidated defaults)                                    944,353.27          641,158.17

                                                                      -------------------- ------------------- -------------------
              e.  Total Required Payoff Amount                             589,760,735.00      484,048,073.22      499,198,057.20
                                                                      ==================== =================== ===================

         2.   No of Contracts                                                       5,635               5,340               5,388

         3.   Weighted Average Remaining Term                                        49.0                43.2                44.0

         4. Weighted Average Original Term                                           55.9


     B.   DELINQUENCY INFORMATION

                                                     ------------------ ------------------- ------------------- -------------------
                                                            % of
                                                                                                  No. Of             Required
                                                          Contracts           % of RPA           Accounts         Payoff Amount
                                                     ------------------ ------------------- ------------------- -------------------
         1.   Current                                      98.56%              98.90%                    5,263      478,702,055.37
              31-60 days                                    0.79%               0.74%                       42        3,605,263.04
              61-90 days                                    0.19%               0.12%                       10          604,340.33
              91-120 days                                   0.06%               0.02%                        3          106,788.13
              121-150 days                                  0.04%               0.02%                        2           85,273.08
              151-180 days                                  0.00%               0.00%                        0                0.00
              180+ days                                     0.00%               0.00%                        0                0.00
                                                     ------------------ ------------------- ------------------- -------------------
              Subtotal - Active Accounts                   99.63%              99.80%                    5,320      483,103,719.95

              Remaining RPA - Unliquidated Defaults         0.37%               0.20%                       20          944,353.27

                                                     ------------------ ------------------- ------------------- -------------------
              Total Delinquency                            100.0%              100.0%                    5,340      484,048,073.22
                                                     ================== =================== =================== ===================

         2.   Delinquent Scheduled Payments:

              Beginning of Collection Period                                                      2,572,227.25
              End of Collection Period                                                            2,167,311.85
                                                                                            -------------------

                                            Change in Delinquent Scheduled Payments                (404,915.40)


     C.   DEFAULTED CONTRACT INFORMATION

        1. A) Reported Loss Information

                                                         ------------------------------------ -------------------------------
                                                                Current Period                         Cumulative
                                                         ------------------------------------ -------------------------------
                                                              Amount          % of ICPB           Amount          % of ICPB
                                                         ---------------- ------------------- ----------------- -------------
              Defaulted Valuation Amount                      578,656.66        0.10%             1,424,771.57      0.24%
              Cash Collected on Defaulted Contracts           138,422.44        0.02%               184,787.99      0.03%
                                                         ---------------- ------------------- ----------------- -------------
              Net Loss Amount                                 440,234.22        0.07%             1,239,983.58      0.21%
                                                         ---------------- =================== ================= =============

           B) Cumulative Loss Trigger Percentage                                                                    2.00%
              Cumulative Loss Trigger in Effect                                                                       NO


        2.    Supplemental Information on Unliquidated Defaulted Contracts


              Required Payoff Amount at time of Default                                                  2,284,321.88
              Initial Defaulted Valuation Amount                                                         1,248,994.33
              Cash Collected on Defaulted Contracts                                                        139,885.19
              Cash Collections in Excess of Remaining Required Payoff Amount                               (48,910.91)
                                                                                                   -------------------
              Remaining Required Payoff Amount of Defaulted Contracts                                      944,353.27
                                                                                                   ===================
              Initial Valuation as a % of Required Payoff Amount at time of Default                             54.68%
              Remaining Balance % of Required Payoff Amount at time of Default                                  41.34%


        3.    Supplemental Information on Liquidated Contracts

                                                         --------------------------------------- ----------------------------------
                                                                   Current Period                           Cumulative
                                                         --------------------------------------- ----------------------------------
                                                               Amount             % of ICPB             Amount          % of ICPB
                                                         ------------------- ------------------- ------------------- --------------
              Required Payoff Amount at time of Default           84,802.93        0.01%                  84,802.93      0.01%
              Cash Collected on Liquidated Contracts              44,902.80        0.01%                  44,902.80      0.01%
                                                         ------------------- ------------------- ------------------- --------------
              Net Loss Amount on Liquidated Contracts             39,900.13        0.01%                  39,900.13      0.01%
                                                         =================== =================== =================== ==============
              Loss Severity Percentage                               47.05%                                  47.05%
              Number of Contracts                                         1                                       1
              % of Original Contracts                                 0.02%                                   0.02%

VII. INFORMATION REGARDING THE CREDIT ENHANCEMENT


     A.   RESERVE ACCOUNT

         1.   Opening Reserve Account Balance                                                                   11,205,454.00

         2.   Investment Earnings                                                                                   37,921.55

         3.   Deposit from the Collection Account                                                                        0.00

         4.   Withdrawals from the Reserve Account                                                                       0.00

         5    Release of Reserve Account Surplus                                                                   (37,921.55)

         6.   Ending Reserve Account Balance                                                   2.33%            11,205,454.00

         7.   Available amount                                                                                  11,205,454.00

         8.   Required Reserve Account Amount                                                                   11,205,454.00

         9.   Reserve Account Surplus/ (Shortfall)                                                                       0.00



     B.   OVERCOLLATERALIZATION

         1.   Beginning Overcollateralization Amount                                           1.55%             7,686,322.18

         2.   Ending Overcollateralization Amount                                              1.67%             8,069,776.45

         3.   Targeted Overcollateralization Amount                                            1.67%             8,069,776.45


     C.   CREDIT ENHANCEMENT

         1.   Available Credit Enhancement                                                     4.00%            19,275,230.45

         2.   Required Credit Enhancement                                                      4.00%            19,275,230.45


VIII. MISCELLANEOUS INFORMATION

     A.   SERVICER ADVANCE BALANCE

         1.   Opening Servicer Advance Balance                                         2,572,227.25
         2.   Current Period Servicer Advance                                            782,963.09
         3.   Recoveries of prior Servicer Advances                                   (1,187,878.49)
                                                                                  ------------------
         4.   Ending Servicer Advance Balance                                          2,167,311.85



     B.   OTHER RELATED INFORMATION

         1.   Life to Date Prepayment (CPR)                                                    8.39%


                                  Page 4 of 5

  DELINQUENCY ANALYSIS AND LTD CPR HISTORY
  -------------------------------------------------------------------------------------------------------------------------------
                              % of                   % of                  % of                   % of
                              Aggregate              Aggregate             Aggregate              Aggregate
                              Required Payoff        Required Payoff       Required Payoff        Required Payoff
                              Amounts                Amounts               Amounts                Amounts
   Collection
      Periods                 31-60 Days Past Due    61-90 Days Past Due   91-120 Days Past Due   120+ Days Past Due   LTD CPR
  -------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------------------------
                  01/31/06            0.74%             0.12%                 0.02%                  0.02%              8.39%
                  12/31/05            0.50%             0.08%                 0.12%                  0.05%              8.09%
                  11/30/05            0.59%             0.30%                 0.14%                  0.10%              6.90%
                  10/31/05            0.76%             0.21%                 0.10%                   0%                6.95%
  -------------------------------------------------------------------------------------------------------------------------------


                              NET LOSS HISTORY
                              -------------------------------------------------------------------
                                         Collection        Monthly Net               Net
                                            Month        Loss Percentage            Losses
                              -------------------------------------------------------------------

                              -------------------------------------------------------------------
                                          1/31/2006           0.07%               440,234.22
                                         12/31/2005           0.05%               265,508.98
                                         11/30/2005           0.05%               299,780.65
                                         10/31/2005           0.03%               176,137.49
                              -------------------------------------------------------------------




                                  Page 5 of 5